UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23136

Eaton Vance High Income 2021 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

September 30, 2019

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Income 2021 Target Term Trust (EHT)

Semiannual Report

September 30, 2019

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report September 30, 2019

Eaton Vance

High Income 2021 Target Term Trust

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Notice to Shareholders	17

Board of Trustees’ Contract Approval	18

Officers and Trustees	21

Important Notices	22

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Performance1

Portfolio Managers Michael W. Weilheimer, CFA, Stephen Concannon, CFA and Kelley G. Baccei

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	05/31/2016	2.91%	5.00%	—	6.16%
Fund at Market Price	—	5.14	8.25	—	6.09

% Premium/Discount to NAV[2]
					–0.20%

Distributions[3]
Total Distributions per share for the period					$0.234
Distribution Rate at NAV					4.44%
Distribution Rate at Market Price					4.45%

% Total Leverage[4]
Borrowings					10.43%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Fund Profile

Top 10 Sectors (% of total investments)5

Energy	13.5%

Telecommunications	9.9

Gaming	8.7

Healthcare	8.0

Technology	6.6

Diversified Financial Services	6.2

Cable/Satellite TV	6.2

Air Transportation	4.3

Steel	3.7

Containers	3.5

Total	70.6%

Credit Quality (% of bond and loan holdings)6

Asset Allocation (% of total investments)

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Endnotes and Additional Disclosures

[1]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[2]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[3]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[4]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[5]	Excludes cash and cash equivalents.

[6]

Credit ratings are categorized using S&P Global Ratings (“S&P”). If S&P does not publish a rating, then the Moody’s Investors Service, Inc. (“Moody’s”) rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective January 1, 2020, the Fund is managed by Stephen Concannon and Kelley G. Baccei. Michael W. Weilheimer will serve as a member of the portfolio management team of the Fund through December 31, 2019.

4

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 100.6%
Security	Principal Amount (000’s omitted)	Value

Aerospace — 2.3%

Bombardier, Inc., 8.75%, 12/1/21(1)	$4,500	$4,876,875

		$4,876,875

Air Transportation — 2.5%

Air Canada, 7.75%, 4/15/21(1)	$5,000	$5,381,250

		$5,381,250

Automotive & Auto Parts — 1.0%

Ford Motor Credit Co., LLC, 5.875%, 8/2/21	$2,000	$2,095,429

		$2,095,429

Banking & Thrifts — 0.5%

Ally Financial, Inc., 4.25%, 4/15/21	$1,000	$1,025,000

		$1,025,000

Broadcasting — 2.7%

Netflix, Inc., 5.375%, 2/1/21	$5,500	$5,684,250

		$5,684,250

Cable & Satellite TV — 6.9%

Cablevision Systems Corp., 8.00%, 4/15/20	$3,500	$3,609,375

CSC Holdings, LLC, 5.125%, 12/15/21(1)	5,070	5,077,351

CSC Holdings, LLC, 6.75%, 11/15/21	4,925	5,319,000

DISH DBS Corp., 6.75%, 6/1/21	845	891,306

		$14,897,032

Capital Goods — 1.7%

Anixter, Inc., 5.125%, 10/1/21	$3,500	$3,657,500

		$3,657,500

Chemicals — 1.2%

W.R. Grace & Co., 5.125%, 10/1/21(1)	$2,500	$2,609,625

		$2,609,625

Consumer Products — 3.5%

Edgewell Personal Care Co., 4.70%, 5/19/21	$1,500	$1,539,375

Mattel, Inc., 2.35%, 8/15/21	6,150	6,011,625

		$7,551,000

Security	Principal Amount (000’s omitted)	Value

Containers — 4.0%

Ball Corp., 4.375%, 12/15/20	$4,000	$4,092,040

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.803%, (3 mo. USD LIBOR + 3.50%), 7/15/21(1)(2)	1,500	1,505,625

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 6.875%, 2/15/21	2,946	2,956,613

		$8,554,278

Diversified Financial Services — 7.0%

AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	$1,000	$1,032,636

DAE Funding, LLC, 5.25%, 11/15/21(1)	4,000	4,170,000

Navient Corp., 6.625%, 7/26/21	4,000	4,210,000

Park Aerospace Holdings, Ltd., 3.625%, 3/15/21(1)	5,500	5,553,900

		$14,966,536

Diversified Media — 0.9%

Nielsen Co. Luxembourg S.a.r.l. (The), 5.50%, 10/1/21(1)	$1,871	$1,882,694

		$1,882,694

Energy — 15.2%

Antero Resources Corp., 5.375%, 11/1/21	$3,450	$3,350,813

Energy Transfer Operating, L.P., 7.50%, 10/15/20	2,000	2,102,296

Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	3,185	2,786,875

Precision Drilling Corp., 6.50%, 12/15/21	4,814	4,741,767

Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	4,500	4,649,661

Tervita Escrow Corp., 7.625%, 12/1/21(1)	3,932	4,015,555

Transocean, Inc., 8.375%, 12/15/21	4,000	4,120,000

Whiting Petroleum Corp., 5.75%, 3/15/21	3,144	3,014,404

Williams Cos., Inc. (The), 7.875%, 9/1/21	2,000	2,202,387

Williams Partners, L.P., 4.00%, 11/15/21	1,500	1,542,287

		$32,526,045

Food & Drug Retail — 2.4%

Safeway, Inc., 3.95%, 8/15/20	$344	$345,720

Safeway, Inc., 4.75%, 12/1/21	4,782	4,877,640

		$5,223,360

Gaming — 6.2%

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	$2,940	$3,009,825

MGM Resorts International, 6.625%, 12/15/21	5,000	5,435,000

Scientific Games International, Inc., 6.625%, 5/15/21	2,000	2,035,000

Studio City Co., Ltd., 7.25%, 11/30/21(1)	2,750	2,822,875

		$13,302,700

5	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Healthcare — 9.0%

Centene Corp., 5.625%, 2/15/21	$5,500	$5,580,905

HCA Healthcare, Inc., 6.25%, 2/15/21	4,500	4,723,200

Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,188	2,235,370

Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	1,865	1,986,225

Teva Pharmaceutical Finance Co., B.V., 3.65%, 11/10/21	3,000	2,786,250

Teva Pharmaceutical Finance Netherlands III B.V., 2.20%, 7/21/21	2,200	2,018,500

		$19,330,450

Homebuilders & Real Estate — 2.0%

iStar, Inc., 6.50%, 7/1/21	$500	$508,812

TRI Pointe Group, Inc., 4.875%, 7/1/21	3,750	3,881,250

		$4,390,062

Leisure — 2.1%

NCL Corp., Ltd., 4.75%, 12/15/21(1)	$4,337	$4,427,903

		$4,427,903

Metals & Mining — 3.4%

First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	$3,320	$3,353,200

Freeport-McMoRan, Inc., 4.00%, 11/14/21	2,000	2,037,500

Hecla Mining Co., 6.875%, 5/1/21	1,964	1,954,180

		$7,344,880

Restaurant — 1.2%

Yum! Brands, Inc., 3.75%, 11/1/21	$2,500	$2,568,750

		$2,568,750

Services — 3.0%

ADT Corp. (The), 6.25%, 10/15/21	$6,000	$6,420,000

		$6,420,000

Steel — 2.7%

Allegheny Technologies, Inc., 5.95%, 1/15/21	$4,155	$4,266,666

Steel Dynamics, Inc., 5.125%, 10/1/21	1,500	1,507,215

		$5,773,881

Super Retail — 1.4%

Penske Automotive Group, Inc., 3.75%, 8/15/20	$3,000	$3,026,400

		$3,026,400

Security	Principal Amount (000’s omitted)	Value

Technology — 6.9%

CommScope, Inc., 5.00%, 6/15/21(1)	$4,154	$4,170,824

Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	2,500	2,578,394

Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	5,500	5,594,875

NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	2,500	2,566,019

		$14,910,112

Telecommunications — 8.8%

CenturyLink, Inc., 6.45%, 6/15/21	$4,500	$4,736,250

Digicel, Ltd., 6.00%, 4/15/21(1)	4,055	2,879,091

Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,500	3,780,000

Sprint Corp., 7.25%, 9/15/21	7,000	7,487,200

		$18,882,541

Utility — 2.1%

AES Corp. (The), 4.00%, 3/15/21	$4,400	$4,493,500

		$4,493,500

Total Corporate Bonds & Notes (identified cost $213,392,410)		$215,802,053

Senior Floating-Rate Loans — 9.7%(3)
Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Air Transportation — 2.3%

American Airlines, Inc.

Term Loan, 4.05%, (1 mo. USD LIBOR + 2.00%), Maturing October 12, 2021	$5,000	$5,008,335

		$5,008,335

Gaming — 3.6%

CCM Merger, Inc.

Term Loan, 4.29%, (1 mo. USD LIBOR + 2.25%), Maturing August 8, 2021	$2,101	$2,108,332

GLP Financing, LLC

Term Loan, 3.54%, (1 mo. USD LIBOR + 1.50%), Maturing April 28, 2021	544	541,521

Wynn America, LLC

Term Loan, Maturing December 31, 2021(4)	2,078	2,066,402

Term Loan, Maturing December 31, 2021(4)	2,922	2,922,433

		$7,638,688

6	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Steel — 1.5%

Zekelman Industries, Inc.

Term Loan, 4.30%, (1 mo. USD LIBOR + 2.25%), Maturing June 14, 2021	$3,241	$3,244,798

		$3,244,798

Telecommunications — 2.3%

Zayo Group, LLC

Term Loan, 4.04%, (1 mo. USD LIBOR + 2.00%), Maturing January 19, 2021	$4,962	$4,977,338

		$4,977,338

Total Senior Floating-Rate Loans (identified cost $20,747,479)		$20,869,159

Convertible Bonds — 1.7%
Security	Principal Amount (000’s omitted)	Value

Technology — 0.5%

Rovi Corp., 0.50%, 3/1/20	$1,074	$1,058,588

		$1,058,588

Utility — 1.2%

Pattern Energy Group, Inc., 4.00%, 7/15/20	$2,455	$2,584,921

		$2,584,921

Total Convertible Bonds (identified cost $3,516,205)		$3,643,509

Short-Term Investments — 0.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.09%(5)	890,258	$890,169

Total Short-Term Investments (identified cost $890,090)		$890,169

Total Investments — 112.4% (identified cost $238,546,184)		$241,204,890

Other Assets, Less Liabilities — (12.4)%		$(26,533,299)

Net Assets — 100.0%		$214,671,591

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2019, the aggregate value of these securities is $73,484,351 or 34.2% of the Trust’s net assets.

(2)	Variable rate security. The stated interest rate represents the rate in effect at September 30, 2019.

(3)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(4)	This Senior Loan will settle after September 30, 2019, at which time the interest rate will be determined.

(5)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2019.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

Currency Abbreviations:

USD	–	United States Dollar

7	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Statement of Assets and Liabilities (Unaudited)

Assets	September 30, 2019

Unaffiliated investments, at value (identified cost, $237,656,094)	$240,314,721

Affiliated investment, at value (identified cost, $890,090)	890,169

Cash	267,035

Interest receivable	3,490,751

Dividends receivable from affiliated investment	3,264

Prepaid upfront fees on notes payable	19,996

Prepaid expenses	25,506

Total assets	$245,011,442

Liabilities

Notes payable	$25,000,000

Payable for investments purchased	4,987,590

Payable to affiliate:

Investment adviser fee	139,796

Interest expense and fees payable	120,956

Accrued expenses	91,509

Total liabilities	$30,339,851

Net Assets	$214,671,591

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 21,460,961 shares issued and outstanding	$214,610

Additional paid-in capital	210,946,133

Distributable earnings	3,510,848

Net Assets	$214,671,591

Net Asset Value

($214,671,591 ÷ 21,460,961 common shares issued and outstanding)	$10.00

8	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Statement of Operations (Unaudited)

Investment Income	Six Months Ended September 30, 2019

Interest	$6,829,098

Dividends from affiliated investment	24,599

Total investment income	$6,853,697

Expenses

Investment adviser fee	$926,934

Trustees’ fees and expenses	6,810

Custodian fee	30,589

Transfer and dividend disbursing agent fees	9,281

Legal and accounting services	29,574

Printing and postage	16,483

Interest expense and fees	903,591

Miscellaneous	40,148

Total expenses	$1,963,410

Net investment income	$4,890,287

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$277,090

Investment transactions — affiliated investment	(510)

Net realized gain	$276,580

Change in unrealized appreciation (depreciation) —

Investments	$918,880

Investments — affiliated investment	79

Net change in unrealized appreciation (depreciation)	$918,959

Net realized and unrealized gain	$1,195,539

Net increase in net assets from operations	$6,085,826

9	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

From operations —

Net investment income	$4,890,287	$10,187,748

Net realized gain (loss)	276,580	(818,392)

Net change in unrealized appreciation (depreciation)	918,959	479,617

Net increase in net assets from operations	$6,085,826	$9,848,973

Distributions to shareholders	$(5,021,865)	$(11,674,763)

Net increase (decrease) in net assets	$1,063,961	$(1,825,790)

Net Assets

At beginning of period	$213,607,630	$215,433,420

At end of period	$214,671,591	$213,607,630

10	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended September 30, 2019

Net increase in net assets from operations	$6,085,826

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(15,983,140)

Investments sold and principal repayments	51,815,570

Decrease in short-term investments, net	91,698

Net amortization/accretion of premium (discount)	504,853

Amortization of prepaid upfront fees on notes payable	17,931

Decrease in interest receivable	994,226

Decrease in dividends receivable from affiliated investment	2,835

Increase in prepaid expenses	(23,725)

Decrease in payable to affiliate for investment adviser fee	(25,458)

Decrease in interest expense and fees payable	(111,130)

Decrease in accrued expenses	(1,062)

Net change in unrealized (appreciation) depreciation from investments	(918,959)

Net realized gain from investments	(276,580)

Net cash provided by operating activities	$42,172,885

Cash Flows From Financing Activities

Cash distributions paid	$(5,021,865)

Proceeds from notes payable	5,000,000

Repayments of notes payable	(42,000,000)

Payment of upfront fees on notes payable	(30,000)

Net cash used in financing activities	$(42,051,865)

Net increase in cash	$121,020

Cash at beginning of period	$146,015

Cash at end of period	$267,035

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,026,790

11	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Financial Highlights

	Six Months Ended September 30, 2019 (Unaudited)		Year Ended March 31,		Period Ended March 31, 2017(1)
			2019	2018

Net asset value — Beginning of period	$9.950		$10.040	$10.280	$9.850	(2)

Income (Loss) From Operations

Net investment income(3)	$0.228		$0.475	$0.536	$0.483

Net realized and unrealized gain (loss)	0.056		(0.021)	(0.176)	0.439

Total income from operations	$0.284		$0.454	$0.360	$0.922

Less Distributions

From net investment income	$(0.234)		$(0.472)	$(0.600)	$(0.450)

From net realized gain	—		(0.072)	—	—

Total distributions	$(0.234)		$(0.544)	$(0.600)	$(0.450)

Offering costs charged to paid-in capital	$—		$—	$—	$(0.020	)(3)

Discount related to exercise of underwriters’ over-allotment option	$—		$—	$—	$(0.022	)(3)

Net asset value — End of period	$10.000		$9.950	$10.040	$10.280

Market value — End of period	$9.980		$9.720	$9.880	$10.030

Total Investment Return on Net Asset Value(4)	2.91	%(5)	4.84%	3.64%	9.14	%(5)(6)

Total Investment Return on Market Value(4)	5.14	%(5)	4.08%	4.53%	6.49	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$214,672		$213,608	$215,433	$220,724

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees	0.99	%(7)	1.04%	1.03%	1.04	%(7)

Interest and fee expense(8)	0.84	%(7)	1.05%	0.74%	0.52	%(7)

Total expenses	1.83	%(7)	2.09%	1.77%	1.56	%(7)

Net investment income	4.56	%(7)	4.78%	5.23%	5.71	%(7)

Portfolio Turnover	5	%(5)	36%	53%	40	%(5)

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized.

(8)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 6).

12	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance High Income 2021 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares on or about July 1, 2021 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

13

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of September 30, 2019, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

G  Interim Financial Statements — The interim financial statements relating to September 30, 2019 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

At March 31, 2019, the Trust, for federal income tax purposes, had deferred capital losses of $817,327 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at March 31, 2019, $449,675 are short-term and $367,652 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$237,652,962

Gross unrealized appreciation	$5,367,759

Gross unrealized depreciation	(1,815,831)

Net unrealized appreciation	$3,551,928

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily managed assets and is payable monthly. Managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the six months ended September 30, 2019, the investment adviser fee amounted to $926,934. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

14

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2019, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $13,259,261 and $51,105,303, respectively, for the six months ended September 30, 2019.

5  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the six months ended September 30, 2019 and for the year ended March 31, 2018.

6  Credit Agreement

The Trust has entered into a Credit Agreement, as amended (the Agreement) with a bank to borrow up to a limit of $60 million ($75 million prior to June 3, 2019). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through June 1, 2020, the Trust pays a facility fee of 0.15% per annum on the borrowing limit. Prior to June 3, 2019, the Trust paid a facility fee of 0.25% (0.35% if the Trust’s outstanding borrowings were less than 65% of the borrowing limit). In connection with the renewal of the Agreement in June 2019, the Trust paid an upfront fee of $30,000 which is being amortized to interest expense over a period of one year. The unamortized balance at September 30, 2019 is approximately $20,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At September 30, 2019, the Trust had borrowings outstanding under the Agreement of $25,000,000 at an interest rate of 2.80%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2019 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at September 30, 2019. Facility fees for the six months ended September 30, 2019 totaled $62,813 and are included in interest expense and fees on the Statement of Operations. For the six months ended September 30, 2019, the average borrowings under the Agreement and average interest rate (excluding fees) were $49,737,705 and 3.27%, respectively.

7  Credit Risk

The Trust primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

8  Investments in Affiliated Funds

At September 30, 2019, the value of the Trust’s investment in affiliated funds was $890,169, which represents 0.4% of the Trust’s net assets. Transactions in affiliated funds by the Trust for the six months ended September 30, 2019 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC, 2.09%	$982,298	$49,816,506	$(49,908,204)	$(510)	$79	$890,169	$24,599	890,258

15

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Notes to Financial Statements (Unaudited) — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2019, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$215,802,053	$—	$215,802,053

Senior Floating-Rate Loans	—	20,869,159	—	20,869,159

Convertible Bonds	—	3,643,509	—	3,643,509

Short-Term Investments	—	890,169	—	890,169

Total Investments	$—	$241,204,890	$—	$241,204,890

16

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Notice to Shareholders (Unaudited)

The purpose of this notice is to inform Fund shareholders that the London Interbank Offered Rate (“LIBOR”) will be phased out by the end of 2021 and of certain risks associated with this change.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements, and to determine dividend rates for preferred shares.

The use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although the period from the FCA announcement until the end of 2021 is generally expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions, there remains uncertainty regarding the future utilization of LIBOR and the specific replacement rate or rates. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments held by the Fund cannot yet be determined. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a change in (i) the value of certain instruments held by the Fund, (ii) the cost of borrowing or the dividend rate for preferred shares, or (iii) the effectiveness of related Fund transactions such as hedges, as applicable. When LIBOR is discontinued, the LIBOR replacement rate may be lower than market expectations, which could have an adverse impact on the value of preferred and debt-securities with floating or fixed-to-floating rate coupons. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Various financial industry groups have begun planning for the transition away from LIBOR, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Financing Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

17

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 24, 2019, the Boards of Trustees/Directors (collectively, the “Board”) of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory and sub-advisory agreements for each of the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings held between February and April 2019. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory and sub-advisory agreements.

Among other things, the information the Board considered included the following (for funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and related fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•

Data regarding investment performance relative to benchmark indices and, in certain instances, to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser (where applicable) to each fund in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser (where applicable) to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (where applicable and in the context of a sub-adviser with trading responsibilities) to each fund as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser (where applicable) to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, if applicable;

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser (where applicable) of each fund, if any;

18

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Board of Trustees’ Contract Approval — continued

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the adviser or administrator to each of the funds; and

•	The terms of each investment advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2019, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers (where applicable) of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its Committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers (as applicable), with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser (where applicable) to each of the Eaton Vance Funds.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement between Eaton Vance High Income 2021 Target Term Trust (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. In this regard, the Board considered the experience of the investment professionals in managing other funds that invest in high-yield debt. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

19

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2018, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. Accordingly, the Board concluded that the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

20

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2019

Officers and Trustees

Officers

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

22

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

23360    9.30.19

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance High Income 2021 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 21, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 21, 2019